UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
  [_]  Preliminary Proxy Statement
  [_] Confidential, For Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
  [_]  Definitive Proxy Statement
  [_]  Definitive Additional Materials
  [X]  Soliciting Material Pursuant to Section 240.14a-12

                        THE REYNOLDS AND REYNOLDS COMPANY
                (Name of Registrant as Specified In Its Charter)


                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1) Title of each class of securities to which transaction applies:
            Class A Common Shares, Class B Common Shares
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount previously paid:
        (2) Form, Schedule or Registration Statement No.:
        (3) Filing Party:
        (4) Date Filed:

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contain forward looking statements, including statements relating to results of operations. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future company or industry performance based on management's judgment, beliefs, current trends and market conditions. Actual outcomes and results may differ materially from what is expressed, forecasted or implied in any forward-looking statement. Forward-looking statements made by the company may be identified by the use of words such as "will," "expects," "intends," "plans," "anticipates," "believes," "seeks," "estimates," and similar expressions. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, (1) Reynolds may be unable to obtain shareholder approval required for the transaction; (2) Reynolds may be unable to obtain regulatory approvals required for the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on Reynolds or cause the parties to abandon the transaction; (3) conditions to the closing of the transaction may not be satisfied; (4) Reynolds may be unable to achieve cost reduction and revenue growth plans; (5) the transaction may involve unexpected costs or unexpected liabilities; (6) the credit ratings of Reynolds or its subsidiaries may be different from what the parties expect; (7) the businesses of Reynolds may suffer as a result of uncertainty surrounding the transaction; (8) the timing of the initiation, progress or cancellation of significant contracts or arrangements, the mix and timing of services sold in a particular period; and (9) Reynolds may be adversely affected by other economic, business, and/or competitive factors. These and other factors that could cause actual results to differ materially from those expressed or implied are discussed under "Risk Factors" in the Business section of our most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

ABOUT REYNOLDS

Reynolds and Reynolds (www.reyrey.com) has helped automobile dealers sell cars and take care of customers since 1927. Today, more than 15,000 dealers worldwide rely on Reynolds to help run their dealerships. In the U.S. and Canada, the REYNOLDSYSTEM(TM) combines comprehensive solutions, experienced people and proven practices that drive total dealership performance through a full range of retail Web and customer relationship management solutions, e-learning and consulting services, documents, data management and integration, networking and support and leasing services. Internationally, Reynolds serves dealers in more than 35 countries through a broad range of retailing solutions and consulting services.

ABOUT UNIVERSAL COMPUTER SYSTEMS

Universal Computer Systems offers a comprehensive solution for the computing and business needs of automobile dealerships. The company is the leader in innovation for dealership computer systems. Throughout the 1980s, 1990s, and into the new millennium, Universal Computer Systems has been the first to introduce many of the dealership software applications available today. As a result of this aggressive software development, Universal Computer Systems meets and exceeds every dealership software need.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, a proxy statement of Reynolds and other materials will be filed with SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REYNOLDS AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about Reynolds at http://www.sec.gov, SEC's Web site. Free copies of Reynolds' SEC filings are also available on Reynolds' Web site at www.reyrey.com.

PARTICIPANTS IN THE SOLICITATION

Reynolds and its executive officers and directors and Universal Computer Systems may be deemed, under SEC rules, to be participants in the solicitation of proxies from Reynolds' shareholders with respect to the proposed transaction. Information regarding the officers and directors of Reynolds is included in its definitive proxy statement for its 2006 annual meeting filed with SEC on May 15, 2006. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.


                                       ###

CONTACT INFO:

REYNOLDS                                     UNIVERSAL COMPUTER SYSTEMS


Mark Feighery                                Trey Hiers
937.485.8107                                 713-718-1822
MARK_FEIGHERY@REYREY.COM                     TREYHIERS@UNIVERSALCOMPUTERSYS.COM

A number of questions have been sent from associates regarding the combination of the two companies and how that will affect stock grants and jobs.

STOCK OPTIONS AND GRANTS

o "WHAT ABOUT THE STOCK OPTIONS FOR 2006? WILL WE STILL RECEIVE THOSE OR GET PAID FOR THEM?"
o  "CONSIDERING THE RECENT MERGER ANNOUNCEMENT, WILL QUALIFIED
   ASSOCIATES RECEIVE PREFERRED STOCK GRANTS FOR THIS FISCAL YEAR?"

ANSWER: The last stock grants to associates were made in December 2005; there are no plans to provide additional stock grants to associates going forward.

JOBS AND POSITIONS

o "WITH ALL THAT'S GOING ON WITH THE MERGER, IT SOUNDS INTERESTING. BUT, ALL WE AS EMPLOYEES WANT TO KNOW IS "DO I HAVE A JOB? WHAT IS GOING TO HAPPEN TO OUR JOBS?"
                                     * * *
ANSWER:
There are no definitive answers at this point about jobs or positions, and there is no additional information about how the two organizations will be combined or how the merger will affect specific functions or positions. The merger still has to be approved by shareholders and receive clearance from regulators.

Prior to the merger announcement, Reynolds had announced the expectation to reduce budgeted positions by 170 in a three-month period and 450 during a three-year period. Most of the reductions will occur at headquarters and among support staff. That initiative is being implemented and will reduce the number of positions at headquarters.

Additionally, the merger will create duplication in some roles and, even though we are combining two companies into one, we do not expect staffing levels at headquarters to increase from the merger. Based on the July 21 initiatives and considering duplication in current positions between the two companies, staff levels should continue to decrease.

At the same time, we said on announcement day that, on the whole, the merger is "an opportunity to create something very special in a dealer services provider - and that can mean growth and opportunity for individuals. Overall, associates should see new opportunities, additional responsibilities, and professional challenges as a result of the merger."

Fin O'Neill also responded to an associate's question at the REYNOLDSWORLD LIVE! Pit Stop meeting held August 8. QUESTION: Now that the shareholders have been taken care of, what about us? What about the associates? Are we going to have jobs (after the merger)?

ANSWER:
o  O'Neill: "YES. THE WHOLE PREMISE IS TO GET A SUCCESSFUL BUSINESS MODEL
WHICH WORKS TO DRIVE REVENUE AND THAT TAKES PEOPLE; FURTHER, A SUCCESSFUL BUSINESS MODEL CREATES OPPORTUNITY. NOW, I ALSO SAID THAT THE INITIATIVES WE ANNOUNCED ON JULY 21 (STREAMLINING THE ORGANIZATION AND REDUCING THE NUMBER OF POSITIONS, LARGELY AT HEADQUARTERS), WE'RE GOING AHEAD WITH ALL OF THAT BECAUSE THAT'S WHAT MAKES REYNOLDS PROFITABLE AS A COMPANY."

O "IN ANY MERGER, THEY'RE GOING TO LOOK AT STAFFING ISSUES. THAT'S ALSO THE CASE (WITH THIS MERGER). SO, WHEN WE LOOK AT THESE ISSUES, THERE WILL BE SOME IMPLICATIONS. BUT AS I TRIED TO EXPLAIN THE LAST TIME I WAS UP HERE, IN TERMS OF LOOKING AT THE GROWTH EQUATION FOR REYNOLDS, IN TERMS OF GETTING TO A $1.2 BILLION CORPORATION AND LOOKING AT WHAT THE INVESTMENT IN TALENT WOULD BE TO GET THERE, IT'S MORE THAN IT IS TODAY TO BE A BILLION DOLLAR CORPORATION. SO, WHERE DOES THAT INVESTMENT GO? IT GOES TO PEOPLE. SO NET-NET, THERE'S AN INCREASE, BUT WHERE THE JOBS ARE TOMORROW AND WHERE THEY ARE TODAY, SOMETIMES THOUGH THERE CAN BE DIFFERENCES. BUT YOU WOULDN'T DO THIS, FRANKLY, YOU COULDN'T RECOMMEND IT REALLY IF THE BUSINESS MODEL ITSELF WASN'T GOING TO LEAD TO GROWTH AND IMPROVED PROFITABILITY AND INHERENT IN THAT IS JOBS."

                                     # # #